Exhibit 10.19

Amendment to Loan Agreement

THIS AGREEMENT made as of the 16th day of September, 2015.

B E T W E E N:

VIVENTIA BIO INC., a corporation incorporated under the laws of the Province of Ontario

(the “Borrower”)

- and -

CLAIRMARK INVESTMENTS LTD., a corporation incorporated under the laws of the Province of Ontario

(the “Lender”)

WHEREAS the Borrower is a wholly owned subsidiary of the Lender, and has borrowed funds from the Lender pursuant to that certain loan agreement made as of the 23rd day September, 2014 (the “Loan Agreement”);

AND WHEREAS the parties have agreed to amend the Loan Agreement as hereafter set out;

NOW THEREFORE in consideration of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1                                   Definitions: In this Agreement, the following terms shall have the respective meanings set out below:

(a)                                 “Agreement”, “this Agreement”, “hereto”, herein”, “hereof”, “hereby”, “hereunder” and similar expressions used herein shall refer to the whole of this Agreement and any schedule hereto, as amended, restated, supplemented or replaced from to time;

(b)                                 “Business Day” means each day other than a Saturday, Sunday or any other day on which the chartered banks are not open for business in the Province of Ontario;

(c)                                  “USD” means lawful money of the United States.

ARTICLE II

AMENDMENT TO THE LOAN AGREEMENT

Section 2.01                            Notwithstanding anything to the contrary, all future advances made under the Loan Agreement shall be converted into USD at the Bank of Canada’s published USD/CAD Noon

Rate for the date such funds are advanced, and all amounts of principal and interest shall be payable in USD only.  As at the date hereof, the parties mutually agree that the principal amount owing to Lender is $13,856,024 USD.

Section 2.02                            The maximum amount of the Loan Facility, as defined in the Loan Agreement, shall be increased to $20,000,000 USD.

Section 2.03                            All other terms and conditions of the Loan Agreement shall continue in full force and effect, except as amended herein.

ARTICLE III

GENERAL PROVISIONS

Section 3.01                            Notices: Any notice, demand, request, consent, agreement or approval which may or is required to be given pursuant to this Agreement shall be in writing and shall be sufficiently given or made if served personally upon the party for whom it is intended, or transmitted electronically, or (except in the case of an actual or pending disruption of postal service) mailed by registered mail, and in the case of:

(a)                                 the Lender, addressed to it at:

305 Milner Avenue
Suite 914
Toronto, Ontario M1B 3V4

Attention:  Leslie Dan

Email   leslie.dan@tevacanada.com

(b)                                 the Borrower, addressed to it at:

147 Hamelin Street

Winnipeg, Manitoba                                 R3T 3Z1

Attention:                 Steve Hurly

Email:                                    Shurly@viventia.com

Each party may, from time to time, change its address or stipulate another address from the address described above in the manner provided in this Section. The date of receipt of any such notice, demand, request, consent, agreement or approval, if served personally, shall be deemed to be the date of delivery thereof; if transmitted by facsimile, the date of receipt shall be deemed to be the first (1st) Business Day after transmission; or if mailed as aforesaid, the date of receipt shall be deemed to be the fourth (4th) Business Day following the date of mailing. For the purposes hereof, personal service on the Borrower shall be effectively made by delivery to an officer, director or employee of the Borrower at its address set out above. If on the date of mailing or on or before the fourth (4th) Business Day thereafter, there is a general interruption in the operation of postal service in Canada which does or is likely to delay delivery by mail, to the extent possible, the communications aforesaid shall be served personally.

Section 3.02                            Amendments: This Agreement may not be modified or amended except with the written consent of the Lender and the Borrower.

Section 3.03                            Successors and Assigns: This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 3.04                            Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 3.05                            Time of the Essence: Time is of the essence of this Agreement and shall continue to be of the essence.

Section 3.06                            Counterparts: This agreement may be executed in several counterparts, by original or facsimile signature, each of which so executed shall be deemed to be an original and such counterparts together shall be deemed to be one and the same instrument.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

LENDER:

CLAIRMARK INVESTMENTS LTD.

Per:	/s/ Leslie Dan
	Name:	Leslie Dan
	Title:	President
I have authority to bind the Corporation.

BORROWER:

VIVENTIA BIO INC.

Per:	/s/ Steve Hurly
	Name:	Steve Hurly
	Title:	Chief Executive Officer
I have authority to bind the Corporation.